iShares®

iShares U.S. ETF Trust

Supplement dated June 1, 2026

to the currently effective Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”)

for the iShares Ultra Short Duration Bond Active ETF (ICSH) (the “Fund”)

Effective June 1, 2026, Richard Mejzak, is added as a Portfolio Manager for the Fund. Accordingly, effective immediately, the following changes are made:

1.	Richard Mejzak is added as a Portfolio Manager to each applicable section of the Fund’s Summary Prospectus, Prospectus and SAI.

2.	The following is added under the section of the Fund’s Prospectus entitled “Management of the Funds – Portfolio Managers”:

Richard Mejzak has been a portfolio manager for BFA since 2012. He is a Managing Director of BlackRock, Inc.

3.	The following table is added under the section entitled “Investment Advisory, Administrative and Distribution Services – Portfolio Managers” of the Fund’s SAI:

Richard Mejzak* (as of May 15, 2026)

	Other Accounts		Other Accounts with Performance Fees
	Number	Total Assets	Number	Total Assets

Registered Investment Companies	11	$147,015,000,000	0	N/A

Other Pooled Investment Vehicles	17	5,006,000,000	0	N/A

Other Accounts	65	45,962,000,000	0	N/A

*	Portfolio Manager for iShares Ultra Short Duration Bond Active ETF only.

4.	As of May 1, 2026, Richard Mejzak did not beneficially own shares of the Fund.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-PM-0626

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